UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

FedEx Freight Holding Company, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-43059

Delaware	39-3560171

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8285 Tournament Drive Memphis, Tennessee	38125
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 560-0784

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FDXF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2026, Guy M. Erwin II was named to serve as Senior Vice President – Chief Accounting Officer of FedEx Freight Holding Company, Inc. (“FedEx Freight” or the “Company”) beginning on June 1, 2026.

Mr. Erwin, 49, will continue to serve as Corporate Vice President – Chief Accounting Officer of FedEx Corporation (“FedEx”), a position he has held since May 2024, through May 31, 2026. He previously served as Interim Principal Accounting Officer of FedEx from October 2023 to April 2024 and Staff Vice President and Corporate Controller of FedEx from September 2021 to October 2023. He was Director – Accounting of FedEx Corporate Services, Inc. from 2017 to 2021. Prior to that, he held various positions in the finance organization at FedEx from 2001 through 2017, including Staff Director – Financial Reporting from 2013 to 2017.

There are no transactions in which Mr. Erwin or any members of his immediate family have any interest that are required to be reported under Item 404(a) of Regulation S-K. No family relationships exist between Mr. Erwin and any director or executive officer of FedEx Freight. The appointment of Mr. Erwin was not pursuant to any arrangement or understanding between him and any person other than a designated executive officer of FedEx Freight serving in his or her official capacity.

In connection with his appointment as FedEx Freight’s Senior Vice President – Chief Accounting Officer, Mr. Erwin is expected to receive a special equity-based award. He will receive a base salary and be eligible to participate in FedEx Freight’s annual incentive compensation plans and long-term incentive program, including equity-based awards under the FedEx Freight 2026 Omnibus Stock Incentive Plan, at levels commensurate with other similarly situated persons at FedEx Freight. Additional details regarding FedEx Freight’s annual incentive compensation plans and long-term incentive plans will be described in the Company’s filings with the Securities and Exchange Commission (the “SEC”) following its planned separation from FedEx.

FORWARD-LOOKING STATEMENTS

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act, such as statements regarding the planned tax-free separation of the FedEx Freight business into a new publicly traded company.

Forward-looking statements include those preceded by, followed by, or that include the words “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “forecasts,” “anticipates,” “plans,” “estimates,” “targets,” “projects,” “intends,” or similar expressions. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, potential uncertainty during the pendency of the separation transaction that could affect FedEx Freight’s financial performance; the possibility that the separation transaction will not be completed within the anticipated time period or at all; the possibility that the separation transaction will not result in the intended benefits; the possibility of disruption, including changes to existing business relationships, disputes, litigation, or unanticipated costs in connection with the separation transaction; FedEx Freight’s ability to obtain any consents or approvals required to complete the separation; uncertainty of the expected financial performance of FedEx Freight following completion of the transaction; negative effects of the announcement or pendency of the transactions, including the separation, on the financial performance of FedEx Freight; and other factors which can be found in FedEx Freight’s press releases and filings with the SEC, including its Registration Statement on Form 10 filed in connection with the separation. Any forward-looking statement speaks only as of the date on which it is made. FedEx Freight does not undertake or assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Freight Holding Company, Inc.

By:	/s/ C. Edward Klank III
Name: C. Edward Klank III
Title: President

Date: May 18, 2026